EXHIBIT 10.96

                              U.S. HELICOPTER CORP.

                              AMENDMENT NUMBER 2 TO
                          SECURED CONVERTIBLE DEBENTURE
                         NOS. CCP-1, USHP-3-1, USHP-4-1

             THIS DEBENTURE AMENDMENT SHOULD BE ATTACHED TO EACH OF
                             THE ORIGINAL DEBENTURES

      This Amendment to Debenture (this "Amendment") dated March 31, 2008 is issued in connection with those certain Secured Convertible Debentures Nos. CCP-1, USHP-3-1, USHP-4-1 (each a "Debenture" and collectively, the "Debentures") issued by U.S. Helicopter Corp., (the "Company") to YA GLOBAL INVESTMENTS, L.P. (F/K/A CORNELL CAPITAL PARTNERS, L.P.) (the "Holder"). All capitalized terms not defined herein shall have the meaning ascribed to them in the Debentures.

      THIS CERTIFIES THAT, the following amendments are hereby made to the
Debenture:

      1. The Fixed Conversion Price of each of the Debentures shall hereinafter be equal to $0.30, as may be adjusted from time to time pursuant to the terms of each Debenture.

      2.    The following section shall be added to each Debenture:

            ALL AMOUNTS REPAID TO THE HOLDER HEREUNDER SHALL BE PAID AT THE GREATER OF (X) THE AMOUNT OWED PURSUANT TO THE TERMS OF THE DEBENTURE OR (Y) THE AMOUNT EQUAL TO THE NUMBER OF SHARES OF COMMON STOCK THAT THE DEBENTURE WOULD BE CONVERTIBLE INTO AS OF THE PAYOFF DATE (ASSUMING FOR THESE PURPOSES THAT THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK IS SUFFICIENT FOR THE FULL CONVERSION OF THE DEBENTURE AND WITHOUT TAKING INTO EFFECT ANY LIMITATIONS ON CONVERSIONS OR BENEFICIAL OWNERSHIP LIMITATIONS SET FORTH IN THE DEBENTURE) MULTIPLIED BY THE CLOSING BID PRICE OF THE COMMON STOCK ON THE PAYOFF DATE.
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      IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its duly authorized officer.

                                          U.S. HELICOPTER CORP.

                                          By: /s/ John G. Murphy
                                              ------------------------
                                              Name: John G. Murphy
                                              Title: CEO and President